                                                                   EXHIBIT 10.72

                           THIRD AMENDMENT AND WAIVER


         THIS THIRD AMENDMENT AND WAIVER (this "Amendment") is entered into as of the 25th day of February, 1999, by and among the banks listed on the signature pages hereof (the "Lenders"), KEVCO, INC., a Texas corporation (the "Borrower"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

              (a) The Lenders, the Borrower, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 1, 1997 (as amended through the date hereof and as further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

              (b) The Determining Lenders, the Borrower and the Administrative Agent entered into a Waiver, dated December 30, 1998 (the "First Waiver"), waiving any Event of Default with respect to Sections 7.10 and 7.11 of the Credit Agreement which may have occurred as a result of the failure of the Borrower to comply with said Sections for the fiscal quarter ending December 31, 1998 (the "Existing Events of Default").

              (c) The Determining Lenders, the Borrower and the Administrative Agent entered into a Second Waiver, dated February 15, 1999 (the "Second Waiver"), extending the termination of the First Waiver from February 15, 1999, to February 25, 1999.

              (d) The Second Waiver will expire by its terms on February 25, 1999, whereupon the Lenders will have the option to exercise all rights and remedies that they have under the Credit Agreement with respect to the Existing Events of Default, including but not limited to, refusing to make any additional Advances under the Credit Agreement.

              (e) The Borrower has requested an extension of the waiver with respect to the Existing Events of Default, thereby allowing the Borrower to obtain additional Advances under the Credit Agreement which would not otherwise be permitted under the terms of the Credit Agreement and the Second Waiver.

              (f) As an accommodation to the Borrower in order to permit the Borrower to obtain additional Advances under the Credit Agreement, the Lenders, but conditioned upon the Borrower's compliance with the terms and conditions set forth herein, hereby agree to extend the termination of the waiver with respect to the Existing Events of Default as provided herein.

              (g) Additionally, the Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for, among other things, an additional short-term credit facility, which will be made available to the Borrower upon satisfaction of certain conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 11 of this Amendment and the other conditions contained herein, the Lenders hereby waive the Existing Events of Default.

         2. TERMINATION. The waiver provided in Section 1 of this Amendment shall automatically terminate and be of no further force or effect on the earlier to occur of (a) March 31, 1999, or (b) breach of or default by the Borrower under any agreement or covenant contained in this Amendment (the "Waiver Termination"). The Waiver Termination shall be automatic and will take place without any action by the Administrative Agent or any Lender.

         3. NO WAIVER. The waiver provided in Section 1 of this Amendment shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

         4. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

            (a) Section 1.1 is amended by adding or entirely amending the following terms:

                "Applicable Specified Percentages" means the Revolving Credit Specified Percentage, the Liquidity Specified Percentage, the Facility A Term Loan Specified Percentage, the Facility B Term Loan Specified Percentage, or the Total Specified Percentage, as applicable in the context used.

                "Commitments" means, collectively, the Revolving Credit Commitment, the Liquidity Commitment, the Facility A Term Loan Commitment and the Facility B Term Loan Commitment.

                "Incremental Commitment" means that portion of the Liquidity Commitment not available to be borrowed until the Liquidity Commitment Step-Up Date (subject to Section 3.4 hereof), which Incremental Commitment is equal to $5,000,000.00.

                "Liquidity Advance" means an Advance made pursuant to Section 2.1(e) hereof.

                "Liquidity Commitment Step-Up Date" means the later of (a) March 22, 1999, or (b) five Business Days after Borrower delivers to Lenders a comprehensive business plan prepared in consultation with PricewaterhouseCoopers.

                "Liquidity Commitment" means $10,000,000.00, as reduced or terminated pursuant to the Loan Documents, provided that, for all purposes under the Loan Documents, such amount shall be reduced by the Incremental Commitment until the Liquidity Commitment Step-Up Date (or until the Liquidity Commitment Maturity Date if the conditions set forth in Section 3.4 hereof are not satisfied).

                "Liquidity Commitment Maturity Date" means March 31, 1999, or the earlier date of termination in whole of the Liquidity Commitment pursuant to the Loan Documents.

                "Liquidity Note" means the Promissory Note of Borrower evidencing Liquidity Advances hereunder, substantially in the form of Exhibit P hereto, together with any extension, renewal, or amendment thereof, or substitution therefor.

                "Liquidity Specified Percentage" means, as to any Lender, the same percentage as such Lender's Revolving Credit Specified Percentage, as such percentage may be adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

                "Notes" means, collectively, the Revolving Credit Notes, the Liquidity Notes, the Facility A Term Loan Notes and the Facility B Term Loan Notes.

                "Specified Percentage" means, as applicable or as the context requires, the Revolving Credit Specified Percentage, the Liquidity Specified Percentage, the Facility A Term Loan Specified Percentage or the Facility B Term Loan Specified Percentage.

                "Total Specified Percentage" means, for any Lender on any date of determination (and expressed as a percentage), (a) the sum of (i) the principal amount outstanding under such Lender's Facility A Term Loan Advances and Facility B Term Loan Advances, (ii) such Lender's portion of the Liquidity Commitment, or if the Liquidity Commitment has been terminated, such Lender's portion of the principal amount outstanding under all Liquidity Advances (according to its Liquidity Specified Percentage), and (iii) such Lender's portion of the Revolving Credit Commitment, or if the Revolving Credit Commitment has been terminated, such Lender's portion of the principal amount outstanding under all Revolving Credit Advances (according to its Revolving Credit Specified Percentage), divided by (b) the sum of (i) the principal amount outstanding under all Facility A Term Loan Advances and all Facility B Term Loan Advances, (ii) the Revolving Credit Commitment, or if the Revolving Credit Commitment has been terminated, the principal amount outstanding under all Revolving Credit Advances, and
         (iii) the Liquidity Commitment, or if the Liquidity Commitment has been terminated, the principal amount outstanding under all Liquidity Advances.

         (b) The definition of "Applicable Base Rate Margin" in Section 1.1 is amended by amending the second column heading in the table found in such definition so that such heading reads,"Facility A Term Loan Advances, Liquidity Advances, and Revolving Advances."

         (c) The definition of "Eligible Assignee" is amended by (i) adding the text, "or a Liquidity Specified Percentage," immediately following the text, "Revolving Credit Specified Percentage," found therein, and (ii) adding the text, "or Liquidity Advances, as the case may be," immediately following the text, "Revolving Credit Advances," found therein.

         (d) Section 2.1(d) is amended by deleting the text, "Any Advance," found therein and replacing such text with the following:

             "Except for Liquidity Advances, which shall always be Base Rate Advances, any Advance"

         (e) A new Section 2.1(e) is added immediately following Section 2.1(d), as follows:

             (e) Liquidity Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Liquidity Advances to the Borrower from time to time in an aggregate amount not to exceed its Liquidity Specified Percentage for the purposes set forth in Section 5.9 hereof. Subject to Section 2.9 hereof, Liquidity Advances may be repaid and then reborrowed. Notwithstanding any provision in any Loan Document to the contrary, in no event shall a Liquidity Advance be made unless a Revolving Credit Advance cannot be made due to the limitations set forth in
         Section 2.1(a), and in no event shall the principal amount of all outstanding Liquidity Advances exceed the Liquidity Commitment.

         (f) Section 2.2(a) is amended by adding the text, "Liquidity Advance," immediately following the text, "Revolving Credit Advance," found therein.

         (g) Section 2.2(e) is amended by adding the text, "Liquidity Specified Percentage," immediately following the text, "Revolving Credit Specified Percentage," found therein.

         (h) Section 2.3(a)(ii) and Section 2.3(d) are each amended by adding the text, "Liquidity Commitment Maturity Date," immediately following the text, "Revolving Commitment Maturity Date," found therein.

         (i) Section 2.5(c), Section 2.5(e), and Section 2.5(f) are each amended by adding the following text immediately preceding the text, "Revolving Credit Advances," found therein:

             "Liquidity Advances and to permanently reduce the Liquidity Commitment by the amount of such prepayment, and if there are no Liquidity Advances outstanding, any such prepayment shall be applied to repay outstanding"

         (j) A new Section 2.8(d) is added immediately following Section 2.8(c), as follows:

             (d) Liquidity Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Liquidity Advances shall be due and payable on the Liquidity Commitment Maturity Date.

         (k) Section 2.10(d)(i) is amended by entirely amending clauses (4) and
     (5) therein and adding new clauses (6) and (7) immediately following clause
     (5), as follows:

             (4) fourth, to pay interest then due and payable on the Liquidity Advances, to be applied in accordance with the Liquidity Specified Percentages.

             (5) fifth, to pay principal then due and payable on the Liquidity Advances, to be applied in accordance with the Liquidity Specified Percentages.

             (6) sixth, to pay interest then due and payable on the remaining Advances, to be applied in accordance with the Applicable Specified Percentages.

             (7) seventh, to pay principal then due and payable on the remaining Advances, to be applied in accordance with the Applicable Specified Percentages.

         (l) Section 2.10(d)(ii) is amended by entirely amending clauses(4) and
     (5) therein and adding new clauses (6) and (7) immediately following clause
     (5), as follows:

             (4) fourth, to pay interest then due and payable on the Liquidity Advances, to be applied in accordance with the Liquidity Specified Percentages.

             (5) fifth, to pay principal then due and payable on the Liquidity Advances, to be applied in accordance with the Liquidity Specified Percentages.

             (6) sixth, to pay interest then due and payable on the remaining Advances, to be applied pro rata among the Lenders according to each Lender's pro rata portion of the remaining Obligations.

             (7) seventh, to pay principal then due and payable on the remaining Advances, to be applied pro rata among the Lenders according to each Lender's pro rata portion of the remaining Obligations.

         (m) A new Section 3.4 is added immediately following Section 3.3, as follows:

             Section 3.4 Conditions Precedent to Availability of the Incremental Commitment. In addition to the conditions precedent set forth in
         Section 3.2, no Lender shall be obligated to fund any portion of the Incremental Commitment unless and until (a) any combination of Lenders whose Total Specified Percentages aggregate at least 75% have approved such funding, and (b) the Liquidity Commitment Step-Up Date shall have occurred, and in no event shall any Lender be obligated to fund any portion of the Incremental Commitment if a Material Adverse Effect shall have occurred since February 22, 1999.

         (n) Section 11.11 is amended by entirely amending clause (a)(i) therein, as follows:

             (i) increase any Specified Percentage or commitment of any Lender (except increases effected as a result of the availability of the Incremental Commitment upon satisfaction of the conditions set forth in
         Section 3.4 hereof), or

         (o) Section 11.11 is further amended by adding the text, "Liquidity Specified Percentage," immediately following the text, "Revolving Credit Percentage," found therein.

         (p) Exhibit F is amended and restated in the form of, and all references in the Credit Agreement to Exhibit F are hereby deemed to be references to, the attached Exhibit F.

         (q) A new Exhibit P is added in the form of, and all references in the Credit Agreement to Exhibit P are hereby deemed to be references to, the attached Exhibit P.

     5.  AMENDMENT FEES.

         (a) The Borrower shall pay to the Administrative Agent an amendment fee for the account of each Lender, pro rata according to the sum of such Lender's Revolving Credit Commitment, Liquidity Commitment (excluding the Incremental Commitment) and the total outstanding principal amount of all Term Loan Advances owed to such Lender (the "Phase I Credit Exposure") as of the date of this Amendment, which fee shall equal 0.25% of the Phase I Credit Exposure (the "Phase I Fee"). The Phase I Fee shall be earned and payable as of the date of this Amendment.

         (b) The Borrower shall pay to the Administrative Agent an amendment fee for the account of each Lender, pro rata according to the sum of such Lender's Revolving Credit Commitment, Liquidity Commitment (including the Incremental Commitment) and the total outstanding principal amount of all Term Loan Advances owed to such Lender (the "Phase II Credit Exposure") as of the date of this Amendment, which fee shall equal 0.25% of the Phase II Credit Exposure (the "Phase II Fee"). The Phase II Fee shall be earned and payable as of the date of this Amendment, but payment shall be deferred until March 31, 1999. The Phase II Fee shall be waived if (i) either (A) before March 31, 1999, Borrower shall have received equity contributions of at least $18,000,000, which are available to be used by the Borrower for general working capital purposes, or (B) the conditions set forth in
     Section 3.4 of the Credit Agreement are not satisfied, or (C) on or before the Liquidity Commitment Step-Up Date, the Borrower shall have notified the Administrative Agent that it desires to cancel the Incremental Commitment, or (ii) before March 31, 1999, the terms and conditions of the Loan Documents and the Obligations thereunder have been restructured to the satisfaction of the Lenders.

     6. COOPERATION BY BORROWER. The Borrower shall fully cooperate with all reasonable requests made by the Administrative Agent or any Lender with respect to (a) the granting and perfection of security interests in Collateral and (b) information regarding all books, records and assets of the Borrower and its Subsidiaries and will permit and cooperate with any collateral audit undertaken by or on behalf of the Lenders, with all such costs to be borne by the Borrower.

     7. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document other than with respect to the Existing Events of Default or prejudice any rights or remedies other than with respect to the Existing Events of Default which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

     8. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Subsidiaries which has executed a Subsidiary Guaranty (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its Subsidiary Guaranty, (c) acknowledges and agrees that its obligations under its Subsidiary Guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     9. RELEASE.

        (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

         (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

         (c) The agreements of the Borrower and each Guarantor set forth in this
     Section 9 shall survive termination of this Amendment and the other Loan Documents.

     10. REPRESENTATIONS AND WARRANTIES TRUE, NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof and after giving effect to the waiver set forth in Section 1 of this Amendment:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default; and

         (c) the Borrower has (i) initiated a review and assessment of all areas within its business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and a timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all of its computer applications that, based upon successful implementation of the plan and timeline, are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect on Borrower's business or operations.

     11. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until all corporate actions of Borrower taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

         (a) All out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C and Arthur Andersen L.L.P., shall have been paid.

         (b) Administrative Agent and each Lender shall have received each of the following, in form and substance satisfactory to Administrative Agent, Lenders and Administrative Agent's counsel:

             (i) a certificate of the Borrower certifying (i) as to the accuracy in all material respects, after giving effect to this Amendment, of the representations and warranties set forth in the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default;

             (ii) fully executed Liquidity Notes;

             (iii) certified copies of resolutions of the boards of directors of the Borrower and each Subsidiary authorizing the transactions contemplated by this Amendment; and

             (iv) such other documents, certificates and instruments as the Administrative Agent shall require.

         (c) The Borrower shall have deposited a retainer of $100,000 with each of Winstead Sechrest & Minick P.C. and Arthur Andersen L.L.P., to cover their prospective fees and expenses.

     12. CONDITION SUBSEQUENT. As a condition subsequent to the waiver provided in Section 1 of this Amendment, the events described on Schedule 1 attached hereto shall have occurred on or before the dates indicated on such Schedule, and the Borrower's failure to cause such events to occur on or before such dates shall constitute an Event of Default.

     13. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     14. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     15. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

     16. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.


                              KEVCO, INC.



                              By: /s/ JERRY E. KIMMEL
                                 -----------------------------------------------
                                 Name:  Jerry E. Kimmel
                                      ------------------------------------------
                                 Title: Chairman of the Board and President
                                       -----------------------------------------

                              NATIONSBANK, N.A., as Administrative Agent and as a Lender



                              By: /s/  WILLIAM E. LIVINGSTONE, IV
                                 -----------------------------------------------
                                 Name:  William E. Livingstone, IV
                                      ------------------------------------------
                                 Title: Senior Vice President
                                       -----------------------------------------


                              NATIONAL CITY BANK KENTUCKY


                              By:  /s/ JERROL Z. MILES
                                 -----------------------------------------------
                                 Name:  Jerrol Z. Miles
                                      ------------------------------------------
                                 Title: Senior Vice President
                                       -----------------------------------------

                              GUARANTY FEDERAL BANK, F.S.B.



                              By:   /s/ ROBERT S. HAYS
                                 -----------------------------------------------
                                 Name:  Robert S. Hays
                                      ------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------

                             WELLS FARGO BANK, N.A.



                             By:   /s/ ROGER FRUENDT
                                ------------------------------------------------
                                Name:  Roger Fruendt
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                             PILGRIM PRIME RATE TRUST

                             By: Pilgrim Investments, Inc., as its Investment Manager


                             By: /s/ MICHEL PRINCE
                                -----------------------------------------------
                                Name:  Michel Prince, CFA
                                     ------------------------------------------
                                Title: Vice President
                                      -----------------------------------------

                             ARCHIMEDES FUNDING, L.L.C.

                             By: ING Capital Advisors, Inc., as Collateral
                                 Manager


                             By: /s/ MICHAEL J. CAMPBELL
                                Name:  Michael J. Campbell
                                Title: Senior Vice President & Portfolio Manager

                             ALLIANCE CAPITAL FUNDING, L.L.C.

                             By: Alliance Capital Management, L.P., as
                                 Manager on behalf of ALLIANCE CAPITAL
                                 FUNDING, L.L.C.

                                 By: ALLIANCE CAPITAL
                                     MANAGEMENT CORPORATION
                                     General Partner of Alliance Capital
                                     Management, L.P.


                             By: /s/  JOEL SEREBRANSKY
                                ------------------------------------------------
                                Name:  Joel Serebransky
                                     -------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------

                             MERRILL LYNCH DEBT STRATEGIES
                             PORTFOLIO

                             By: Merrill Lynch Asset Management, L.P., as
                                 Investment Advisor


                             By: /s/ ANDREW C. LIGGIO
                                ------------------------------------------------
                                Name:  Andrew C. Liggio
                                     -------------------------------------------
                                Title: Authorized Signatory
                                      ------------------------------------------

                             Merrill Lynch Debt Global Investment Series:
                             INCOME STRATEGIES PORTFOLIO

                             By: Merrill Lynch Asset Management, L.P., as
                                 Investment Advisor


                             By: /s/ ANDREW C. LIGGIO
                                ------------------------------------------------
                                Name:  Andrew C. Liggio
                                     -------------------------------------------
                                Title: Authorized Signatory
                                      ------------------------------------------


                             BANK ONE, TEXAS, N.A.


                             By: /s/ BRADLEY C. PETERS
                                ------------------------------------------------
                                Name:  Bradley C. Peters
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                             PAM CAPITAL FUNDING LP

                             By: Highland Capital Management, L.P., as
                                 Collateral Manager



                             By: /s/ JAMES DONDERO
                                ------------------------------------------------
                                Name:  James Dondero, CFA, CPA
                                     -------------------------------------------
                                Title: President
                                      ------------------------------------------

ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.



By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------

KEVCO HOLDING, INC.


By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------


KEVCO GP, INC.


By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------


KEVCO COMPONENTS, INC.


By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------


DCM DELAWARE, INC.


By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------

KEVCO MANUFACTURING, L.P.


By: KEVCO GP, INC., its General Partner

By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------


KEVCO DISTRIBUTION, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ JERRY E. KIMMEL
   ---------------------------------------------------
    Name:  Jerry E. Kimmel
         ---------------------------------------------
    Title: Chairman of the Board and President
          --------------------------------------------

                                   SCHEDULE 1

                              CONDITIONS SUBSEQUENT

1. On or before March 5, 1999, the Borrower shall deliver to the Lenders a certificate, in form and substance satisfactory to the Lenders, certifying as to (a) the jurisdictions in which the Borrower or any Subsidiary conducts business, (b) the addresses of all locations where the Borrower or any Subsidiary maintains any Collateral, and (c) the addresses of all real property owned or leased by the Borrower or any Subsidiary.

2. On or before March 8, 1999, the Borrower shall cause a first priority perfected security interest in any aircraft owned, now or in the future, by the Borrower or any Subsidiary to be granted to Administrative Agent, for the benefit of the Lenders.

                                    EXHIBIT F

                            ASSIGNMENT AND ACCEPTANCE

                            Dated ____________, _____


         Reference is made to the Credit Agreement dated as of ____________, 1997 (the "Credit Agreement") among Kevco, Inc., a Texas corporation ("Borrower"), NationsBank, N.A. as Administrative Agent ("Administrative Agent"), and the lenders parties thereto. Terms defined in the Credit Agreement are used herein with the same meaning.

         __________________ ("Assignor") and __________________ ("Assignee")
agree as follows:

         1. Subject to the terms and conditions of this Assignment and Acceptance, Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, the following:

                  a. $___________ in aggregate amount of the Revolving Credit Commitment in effect on the Effective Date (as defined below), and the related pro rata share in the principal amount of Revolving Credit Advances outstanding on the Effective Date, the Revolving Credit Note held by Assignor, and Assignor's participation in any Letters of Credit and Reimbursement Obligations outstanding on the Effective Date;

                  b. $___________ in aggregate amount of the Liquidity Commitment in effect on the Effective Date (as defined below), and the related pro rata share in the principal amount of Liquidity Advances outstanding on the Effective Date and the Liquidity Note held by Assignor;

                  c. $___________ in aggregate principal amount of the Facility A Term Loan Advances outstanding on the Effective Date and the related pro rata share in the Facility A Term Loan Note held by Assignor; and

                  d. $___________ in aggregate principal amount of the Facility B Term Loan Advances outstanding on the Effective Date and the related pro rata share in the Facility B Term Loan Note held by Assignor.

         2. Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto or (ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (c) attaches the Promissory Notes referred to in Paragraph 1 above to exchange such Promissory Notes for new Promissory Notes as provided in
Section 11.6(f) of the Credit Agreement.

         3. Assignee (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Sections 4.1(j), 6.1 and 6.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance as are delegated to the Administrative Agent by the terms thereof and hereof, together with such powers as are reasonably incidental thereto and hereto; (d) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance are required to be performed by it as a Lender; and (e) specifies the addresses set forth in Schedule I attached hereto as its address for the receipt of notices and as its initial LIBOR Lender Office, respectively[; and (f) attaches the forms prescribed by the IRS certifying as to Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance].

         4. The effective date for this Assignment and Acceptance shall be _____________, _____ (the "Effective Date").

         5. Upon such acceptance as of the Effective Date and upon the remittance of a $3,500 processing fee to the Administrative Agent, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas. Without excluding any other jurisdiction, Assignee agrees that the courts of Texas will have jurisdiction over proceedings in connection herewith.

         7. After giving effect to this Assignment and Acceptance (and all other assignments by the Assignor to be effective as of the Effective Date):

            a. Assignee's Revolving Credit Specified Percentage shall be _____%.

            b. Assignee's Liquidity Specified Percentage shall be _____%.

            c. Assignee's Facility A Term Loan Specified Percentage shall be
               _____%.

            d. Assignee's Facility B Term Loan Specified Percentage shall be
               _____%.

            e. Assignee's Total Specified Percentage shall be _____%.

            f. Assignor's Revolving Credit Specified Percentage shall be _____%.

            g. Assignor's Liquidity Specified Percentage shall be _____%.

            h. Assignor's Facility A Term Loan Specified Percentage shall be
               _____%.

            i. Assignor's Facility B Term Loan Specified Percentage shall be
               _____%.

            j. Assignor's Total Specified Percentage shall be _____%.

         8. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.


                                         [NAME OF ASSIGNOR]


                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                         [NAME OF ASSIGNEE]


                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


Accepted this __ day of ___________, _____

NATIONSBANK, N.A.,
as Administrative Agent


By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------


KEVCO, INC.


By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

                                   Schedule I

                               ASSIGNEE'S ADDRESS



1.      Address for the Advances and Receipt of Notices







2.      Initial LIBOR Lending Office

                                    EXHIBIT P

                                 LIQUIDITY NOTE


Dallas, Texas                     $___________                 February 25, 1999


         KEVCO, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of __________________ ("Lender"), or its registered assigns, at the principal office of NationsBank, N.A., in lawful money of the United States of America, the principal sum of $__________, or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

         Principal of and interest on the unpaid principal balance of Liquidity Advances under this Liquidity Note (this "Note") from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

         This Note is issued pursuant to and evidences Liquidity Advances under a Credit Agreement, dated as of December 1, 1997, among the Borrower, NationsBank, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Note when due.

         Except as provided in the Credit Agreement, the Borrower and all endorsers, sureties and guarantors of this Note hereby severally wive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intention to accelerate the maturity of this Note, and all other notices of any kind, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT IT IS AGREED THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS NOTE AND THE OTHER LOAN DOCUMENTS. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE THE EXCLUSIVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS.

         THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                      KEVCO, INC.



                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------